Exhibit 10.9

SEITEL, INC.

Amendment to Restricted Stock Award Agreement

March 14, 2006

The Restricted Stock Award Agreement made and entered into by and between Seitel, Inc. (the "Company") and Kevin P. Callaghan ("Grantee") effective March 24, 2005 is hereby amended as follows:

The first paragraph of Section 4(a) is hereby amended as follows:

4.         Forfeiture.

(a)        Termination of Service.  Notwithstanding the provisions in Section 2 hereof, if the Grantee's employment with the Company is terminated:  (i) by the Company without Cause (as defined below); (ii) on account of the Company's election to not extend the term of the Employment Agreement (as defined below); (iii) by the Grantee for Good Reason (as defined below); or (iv) on account of Grantee's death or Disability (as defined below) the Restricted Shares shall be 100% vested on the effective date of such termination of employment.

 [Signature Page Follows]

IN WITNESS WHEREOF, effective as of March 14, 2006, the parties have caused this Agreement to be executed on March 14, 2006.

                                                                               COMPANY:

                                                                               SEITEL, INC.

By:	/s/ Robert D. Monson
Name:	Robert D. Monson
Title:	Chief Executive Officer and President

                                                                               Address:     Seitel, Inc.

                                                                                                  10811 S. Westview Circle Drive,

                                                                                                  Suite 100, Bldg. C

                                                                                                  Houston, TX 77043

                                                                                                  Facsimile:  (713) 881-8901

                                                                                                  Attention: Secretary

                                                                               GRANTEE:

Signature:	/s/ Kevin P. Callaghan
Printed Name:	Kevin P. Callaghan